© 2026 Sallie Mae Bank. All rights reserved. Morgan Stanley Conference June 10, 2026 Exhibit 99.1

© 2026 Sallie Mae Bank. All rights reserved. CAUTIONARY NOTE AND DISCLAIMER REGARDING FORWARD-LOOKING STATEMENTS This presentation may include forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast”, “medium term,” “long term,” and other similar words. Such statements can include, but are not limited to, statements about the plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts of or about SLM Corporation, Sallie Mae Bank (“SMB”), and/or their direct or indirect subsidiaries (collectively, the “Company”). These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, among others, those set forth in Item 1A. “Risk Factors” and elsewhere in SLM Corporation’s most recently filed Annual Report on Form 10-K, and other risks and uncertainties listed from time to time in SLM Corporation’s subsequent filings with the Securities and Exchange Commission (“SEC Filings”). See the SEC Filings for definitions and descriptions of terms used in this presentation. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update, revise, or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements that occur after the date such statements were made or presented. Any forward-looking statements speak only as of the date this presentation was published or, if earlier, as of the date indicated in the statement. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward- looking statements discussed herein.

© 2026 Sallie Mae Bank. All rights reserved. 3 2021 2022 2023 2024 2025 Origination Credit Quality Remains Strong Average FICO at Approval1 Cosigned In School Repayment 754 95% 59% Compared to 753 in the year-ago quarter Compared to 93% in the year-ago quarter Compared to 56% in the year-ago quarter 2021 2022 2023 2024 2025 750 747 748 752 754 Average FICO at Approval1 86% 86% 87% 90% 93% Cosigned In School Repayment 2021 2022 2023 2024 2025 59% 57% 55% 56% 58% Consistent with full-year historical performance Q1 2026

# Origination Growth & On-Balance Sheet Exposure Stable

Q1 2026

**+1.7%**

Q1 2026 market share increase while rest of the market saw minimal growth[4]



Private Education Loan Originations ($B)[2]
Sallie Mae's Private Education market share increased from 52% in 2020 to 63% as of year-end 2025
$5.4
$6.0
$6.4
$7.0
$7.4
+5%
2021
2022
2023
2024
2025
2026E*
On-Balance Sheet Portfolio ($B)[3]
Loan sales support predictable and relatively stable balance sheet growth
$20.7
$20.3
$21.0
$22.2
$21.7
2021
2022
2023
2024
2025
2026E*

*The 2026E blocks represent full year 2026 projected estimates, with the light blue shading reflecting actual Q1 performance for the applicable year. Estimates and related comments constitute forward-looking statements and are based on performance during the first three months of 2026 and management's current expectations and beliefs. There can be no guarantee as to whether and to what extent these estimates will be achieved. The Company undertakes no obligation to revise or release any revision or update to these forward-looking statements. See our Forward-Looking Statements disclosures on slide 2 for more information.

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© 2026 Sallie Mae Bank. All rights reserved.

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© 2026 Sallie Mae Bank. All rights reserved. 5 On July 4th, 2025, H.R.1., which contains major federal student lending reforms, was signed into law. All federal student loan program changes are to be effective for new borrowers beginning July 1, 2026, and will not apply to borrowers who begin borrowing prior to that date. Eliminates Grad PLUS loans and Expands Unsubsidized Stafford Loans for Professional Graduate Students - Unsubsidized Stafford loans to graduate students remain capped at $20,500 annually; lowered to $100,000 aggregate. - Unsubsidized Stafford loans to professional graduate students raised to $50,000 annually; $200,000 aggregate. Caps Parent PLUS Loans - Introduces a $20,000 annual cap; - Added $65,000 aggregate (per student). Leaves Undergraduate Loan Limits at Current Levels PLUS Program Changes Year 1 Year 2 Year 3 Year 4 Once the shift from prior programs is fully complete, we anticipate an additional $4.5 to $5B in annual originations Sallie Mae PLUS Volume Scenarios* Over the next several years, we expect the federal reforms to increase our originations by up to 70%* *Includes modeled projections and future-oriented estimates prepared for illustrative purposes only, not intended as guidance. There can be no guarantee as to whether and to what extent these projections and estimates will be achieved. The Company undertakes no obligation to revise or release any revision or update to these forward-looking statements. See our Forward-Looking Statements disclosures on slide 2 for more information.

# We offer a broad product suite with increasing differentiation across borrower needs

**Private Education Loan Product Suite**

| Undergraduate Loans | Graduate Loans | Postgraduate Loans |
| --- | --- | --- |
| • Undergraduate | • General Graduate | • Bar Exam |
| • Career Training | • Health Professions | • Medical Residency |
| • Nursing School | • Law School | • Dental Residency |
| • Flight School | • MBA | |
| | • Medical School | |
| | • Dental School | |

## Recent Enhancements to Our Graduate Offerings

### Medical and Dental Loans

Launched in March 2026

Medical School Loans

Eligible students receive up to 96 months before full payments begin, with no principal and interest payments

Includes a 48-month medical school grace period and up to 48 months of additional deferment during the student's residency

Dental School Loans

Eligible students receive a 12-month grace period after graduation, along with up to 48 months of deferment during residency

**+117%**

Growth in applications since enhancements launched (compared to same prior-year period)

### Graduate and Law Loans

Launched in May 2026

Law School Loan

Built specifically for the law school journey, recognizing the unique costs and career timelines law students face

Eligible students receive a nine-month grace period after graduation and up to 48 months of deferment for qualifying clerkships or internships

Graduate Loan

Eligible students receive up to six-month grace period after graduation and up to 48 months of deferment for qualifying internships, residencies, or fellowships

**+34%**

Growth in applications since enhancements launched (compared to same prior-year period)

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© 2026 Sallie Mae Bank. All rights reserved.

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# We believe underwriting enhancements have reduced credit risk, thereby reducing the associated earnings volatility

**In 2023, underwriting enhancements were implemented to improve the underlying credit quality of our portfolio. We estimate that these credit tightening enhancements impacted ~10% in annual originations**

| | 2021 FY | | 2025 FY |
|---|---|---|---|
| Average FICO at Approval[1] | 750 | → | **755** |
| Cosigned | 86% | → | **93%** |

Despite credit tightening enhancements, Private Education Loan Originations[2] grew

**+16%**

from 2023 to 2025

Due to the nature of our loans, the percent of loans entering repayment that do not meet our current underwriting standards are beginning to decrease significantly

**Estimated % of Total Loans Entering Repayment That Do Not Meet Current Underwriting Standards**


9%
~5%
~3%
~3%
~2%
2025 Actual
2026 Est.
2027 Est.
2028 Est.
2029 Est.

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© 2026 Sallie Mae Bank. All rights reserved.

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© 2026 Sallie Mae Bank. All rights reserved. 8 Portfolio Performance (Annualized Delinquency & Net Charge-Off Rates) 3.73% 3.67% 3.54% 3.78% 2.55% 2.44% 2.19% 2.15% 2022 2023 2024 2025 30+ Delinquencies (Annualized) as a Percentage of Average Loans in Repayment Total Net Charge-Offs as a Percentage of Average Loans in Repayment 69% 66% 62% 57% Link Ratio5 between 30+ Delinquencies (Annualized) and NCOs Disciplined loss-mitigation execution and stronger collections have reduced the flow of early-stage delinquencies into charge-offs

© 2026 Sallie Mae Bank. All rights reserved. 9 A key contributor to that progress has been strong performance of loan modification programs Payment Success of Borrowers Enrolled in Loan Modifications (Months Post Enrollment by Enrollment Quarter) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 6 Months 12 Months Strong performance among early cohorts following exit from initial modified rates 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q23 1Q24 Cumulative Payment Success of Borrowers Exiting Loan Modification6 (Post 3 Months of Exit by Enrollment Quarter) Expectation Continued criteria optimization for loans in early- stage delinquency as loan modifications remain an important tool to assist borrowers

© 2026 Sallie Mae Bank. All rights reserved. 10 Against this backdrop, loss performance remains broadly stable, with isolated pressure in a small, high-ability-to-pay segment we believe is primarily driven by misaligned third-party debt resolution practices Standard Refinance/Consolidation Standard Debt Settlement • New loan is underwritten and total debt owed is paid in full to original lender • Upfront about services offered, negotiates on behalf of the borrower who owns the final settlement decision • Often no additional fees • Requires additional fees • Positive/neutral impact to credit score • Negative impact to credit score • No tax implications • Forgiven debt is taxable income • Generally, settles multiple debts per borrower Important for Borrowers to Understand the Key Differences MISALIGNED Third-Party Debt Resolution Practices • Marketing a private student loan refinance solution with a loan for the full amount plus fees, while settling with the original lender at a discount • Requiring borrowers to stop making payments and default, even when many have both the willingness and capacity to pay • Failing to communicate that triggering a default will cause a severe, long-lasting drop in their credit score and the settlement may have tax implications since forgiven debt is taxable income to the individual We believe these practices are resulting in customer harm and unintended outcomes and are not indicative of broader credit deterioration

© 2026 Sallie Mae Bank. All rights reserved. 11 Our products and programs are designed to enhance both borrower and lender outcomes Products we offer… Loans we originate… Payment programs we provide… Loss-mitigation strategies we deploy… are continuously refined with features and risk- based competitive pricing to support students' path to completion are high credit quality with most having co-signers that provide additional payment support & lower rates for the borrowers are designed to provide targeted flexibility at critical moments to support borrowers throughout the repayment cycle are disciplined and adaptable across early- stage delinquencies through to recovery of defaulted loans 7541 Average FICO at Approval as of 1Q26, compared to 753 in the year ago quarter 95% Cosigned through 1Q26, compared to 93% in the year ago quarter In School In-School Payment Assistance Entering Repayment Early Repayment Assistance Short-Term Interest-Only Options In Repayment Forbearance / Reduced Payment / Loan Modification Standard Features • Grace period to allow for graduates to settle into full principal and interest repayment • In-school repayment options • No originations fees • Fixed & variable rate options • 0.25% interest rate reduction if enrolled in automatic payments Blended Approach • Strong internal collections strategies continue to reduce the flow of early- stage delinquencies to charge-offs • Proven ability to successfully recover loans with internal strategies while leveraging external third-parties to accelerate value realization Credit Protections Across Our Entire Operating Model

© 2026 Sallie Mae Bank. All rights reserved. 12 Pausing recovery loan sales & certain settlement strategies Proactive, earlier outreach to borrowers who are disengaging • Temporarily limiting exposure to external recovery channels and transitioning to internally controlled recovery strategies • Providing temporary loan modification for select borrowers in early-stage delinquency Isolating the segment impacted with NPV-positive shift expected over time, minimal impact to expense efficiency Looking to contain risk upstream by keeping borrowers engaged within controlled, customer-aligned solutions Key Strategic Actions We are actively working to establish a more effective, customer-aligned recovery approach If these efforts fall short and we don’t resume third-party recovery strategies this year, estimated 2026 full year net charge-offs could increase by approximately $25 million, with recovery expected over time through internal recovery strategies Those credit protections enable us to take strategic actions to address these misaligned third-party debt resolution practices

© 2026 Sallie Mae Bank. All rights reserved. 13 0.04% 0.08% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2025 2026 Impacted Segment % of Portfolio Rest of Portfolio Total On-Balance Sheet Portfolio (As of April 30) 1.30% 6.40% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2025 2026 Total On-Balance Sheet Gross Charges-Offs (As of April 30) The impacted segment is a very small portion of our portfolio, however, represents an outsized portion of gross charge-offs Impacted Segment Gross Charge-Offs Remaining Gross Charge-Offs

© 2026 Sallie Mae Bank. All rights reserved. 14 . 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Total Sallie Mae On-Balance Sheet Portfolio Gross Charges-Offs (through 1Q26) Impacted Segment Gross Charge-Offs Remaining Gross Charge-Offs The impacted segment reflects a growing number of borrowers with a high-ability-to- pay progressing directly from delinquency to default While some increase in losses was expected given the size of the recent repayment wave, loss performance through April, outside of the impacted segment, has remained broadly stable, only modestly above expectations Excluding the impacted segment, April 2026 gross charge-offs increased only 2% from April 2025 levels despite approximately 4% growth in the most recent large repayment wave7 Excluding the impacted segment of highly creditworthy borrowers, analysis of the most recent repayment wave7 indicates losses have remained broadly stable, only modestly above expectations

© 2026 Sallie Mae Bank. All rights reserved. 15 FOOTNOTES 1. Represents the higher credit score of the cosigner or the borrower. 2. We define Private Education Loan Originations for a period by reference to the amount of loan disbursements in that period. 3. Gross On-Balance Sheet Portfolio. 4. Source: Enterval Quarterly Originations Report Q1 2026 for Sallie Mae issued May 2026, Reporting as of March 2026. 5. The Link Ratio between 30+ Annualized Delinquency rate and NCO rate measures how much of delinquent loan balances eventually flow through to credit losses. 6. Success rate based on the percentage of borrowers who have completed three payments after the end of their initial modification period. 24 months post-enrollment, loans exit their initial modified rate and either go direct to the contractual rate or begin an incremental step up to their contractual rate. 7. November 2025 Repayment Wave.